Scudder
Growth and
Income Fund

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

A  fund  with  a  disciplined   approach  to  common  stock  investing  offering
opportunities for long-term growth of capital, current income, and growth of income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

2    In Brief
3    Letter from the Fund's President
4    Performance Update
5    Portfolio Summary
6    Portfolio Management Discussion
10   Investment Portfolio
19   Financial Statements
22   Financial Highlights
23   Notes to Financial Statements
27   Report of Independent Accountants
28   Tax Information
29   Officers and Trustees
30   Investment Products and Services
31   How to Contact Scudder
                                    In Brief

o Scudder Growth and Income Fund provided a total return of 22.18% for the fiscal year, besting the average return of 522 growth and income funds as tracked by Lipper Analytical Services, Inc.

o The Fund's value approach to investing in stocks with above-average dividend yields helped it outperform the market averages during periods of market weakness in the third and fourth quarters.

o The Fund benefited from a shift from consumer staples and health care to economically sensitive (cyclical) stocks during the year.

o Morningstar assigned the Fund an overall 4-star rating for its risk-adjusted performance among 2,959 domestic equity funds as of December 31, 1996.^1

----------

^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the growth and income category, the Fund received a 4-star rating for the one-year period, a 4-star rating for the three-year period, a 4-star rating for the five-year period, and a 4-star rating for the ten-year period. In the equity category there were 1,826; 1,058; and 598 funds for the three-, five-, and ten-year periods, respectively. Past performance is no guarantee of future results.


                       2 - Scudder Growth and Income Fund

                        Letter From the Fund's President

Dear Shareholders,

     In 1996 Scudder Growth and Income Fund celebrated its 68th year by providing a total return of 22.18% for the 12-month period ended December 31, 1996. This return was in keeping with the 22.96% annual return for the S&P 500. We hope that long-term as well as new shareholders are pleased with this performance, which was achieved in an environment of conflicting economic signals and rapid sector rotation.

     The strong performance of the stock market in 1995 and 1996 has prompted many investors to worry about the possibility of a near-term correction. We would like to take this opportunity to remind shareholders that the Fund's combination of strict dividend yield requirements and value orientation is designed to provide strong relative performance in less favorable environments. The Fund's sound approach and solid track record have been recognized by a number of financial publications recently. SmartMoney, for example, selected Scudder Growth and Income Fund as one of the seven best mutual funds for 1997.^1 Honors such as these are gratifying, and we will continue to seek to live up to these high expectations.

     Looking ahead, we believe there are few reasons to dispute the market's momentum over the long term. Many structural factors including improved fiscal policies, deregulation, technology, and globalization are setting the stage for positive global economic growth without harmful levels of inflation. We believe that these are powerful and positive influences, which should benefit long-term investors.

     Thank you for your continued investment in Scudder Growth and Income Fund. If you have any questions about your investment, please call a Scudder Investor Relations representative at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.


Sincerely,
/s/Daniel Pierce
President,
Scudder Growth and Income Fund

^1 Smart Money, February 1997


                       3 - Scudder Growth and Income Fund

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $12,218      22.18%   22.18%
5 Year    $20,825     108.25%   15.80%
10 Year   $38,185     281.85%   14.34%

--------------------------------------
S & P 500 INDEX
--------------------------------------
1 Year    $12,296     22.96%   22.96%
5 Year    $20,305    103.05%   15.20%
10 Year   $41,485    314.85%   15.28%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER GROWTH AND INCOME FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,350
'88            $11,593
'89            $14,648
'90            $14,307
'91            $18,336
'92            $20,090
'93            $23,222
'94            $23,826
'95            $31,253
'96            $38,185

S & P 500 INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,525
'88            $12,273
'89            $16,162
'90            $15,660
'91            $20,431
'92            $21,988
'93            $24,204
'94            $24,524
'95            $33,739
'96            $41,485

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $12.31   $13.18  $14.14 $12.77  $15.76  $16.20  $17.24  $16.26  $20.23  $23.23
INCOME DIVIDENDS..   $  .68   $  .59  $  .69 $  .67  $  .55  $  .53  $  .45  $  .51  $  .56  $  .57
CAPITAL GAINS
DISTRIBUTIONS.....   $ 2.64   $  --   $ 1.77 $  .34  $  --   $  .50  $ 1.01  $  .91  $  .48  $  .87
FUND TOTAL
RETURN (%)........     3.50    12.01   26.36  -2.33   28.16    9.57   15.59    2.60   31.18   22.18
INDEX TOTAL
RETURN (%)........     5.25    16.56   31.63  -3.11   30.40    7.61   10.06    1.32   37.58   22.96


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                        4 - SCUDDER GROWTH AND INCOME FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      94%
Convertible Bonds                   3%
Convertible Stocks                  2%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund focuses on stocks with
above-average dividends and
attractive valuations.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                21%
Manufacturing                            20%
Consumer Staples                         10%
Health                                    8%
Energy                                    8%
Durables                                  8%
Communications                            7%
Utilities                                 6%
Consumer Discretionary                    5%
Other                                     7%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the year the Funds
weighting in manufacturing
increased and health decreased.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(19% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  XEROX CORP.
    Leading manufacturer of copiers and duplicators

2.  POWERGEN PLC
    Electric utility in the United Kingdom

3.  STUDENT LOAN MARKETING ASSOCIATION
    Student loan financing programs

4.  PHILLIP MORRIS COMPANIES INC.
    Tobacco, food products and brewing

5.  TRW INC.
    Defense electronics, automotive parts and systems

6.  UNITED TECHNOLOGIES CORP.
    Manufacturer of areospace equipment, climate control systems, and elevators

7.  E.I. DU PONT DE NEMOURS & CO.
    Chemical producer

8.  PHILIPS ELECTRONICS NV
    Leading manufacturer of electrical equipment

9.  KIMBERLY-CLARK CORP.
    Consumer paper products and newsprint

10. RITE AID CORP.
    Discount drug store chain

Philip Morris and Student Loan
Marketing Association were strong
contributors to performance.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - SCUDDER GROWTH AND INCOME FUND

                         Portfolio Management Discussion

Dear Shareholders,

For the second year in a row, both the Dow Jones Industrial Average and the S&P 500 reached new heights. Scudder Growth and Income Fund returned 22.18% for the year, almost even with the overall market return of 22.96% as represented by the S&P 500 Index. Of particular note was the month of December, when the Fund outperformed the S&P 500 by about 1.5 percentage points, demonstrating one of the key characteristics of our investment style: the ability to outperform in declining markets. The Fund's total return represents an increase in its net asset value from $20.23 at the end of 1995 to $23.23 on December 31, 1996, as well as per share income and capital gain distributions of $0.57 and $0.865, respectively.

           Strong Performance During a Period of Increased Volatility

The Fund ended the year essentially in line with the S&P 500 due, in part, to the strong relative performance of some of our largest holdings, including Philip Morris, Warner Lambert, and Student Loan Marketing Association (Sallie
Mae). The environment was characterized by sector rotation out of stocks with small market capitalizations (small-cap) into larger, more value-oriented names during the second half of 1996. For the first half of the year, the unmanaged Russell 2000 Index^1 of small-cap stocks steadily gained on the larger-cap unmanaged Russell 1000 Index, a continuation of what we witnessed in 1995. In July, earnings disappointments initiated a rotation into more liquid blue chip names, and by the end of 1996 the trend had completely reversed: the Russell 1000 Index jumped ahead to outperform the Russell 2000 Index.

Unlike 1995, when the market was driven largely by a one percentage point drop in long-term interest rates and 18% growth in corporate profits, 1996 was characterized by market forecasts which seemed to flip-flop with each new release of corporate earnings or economic data. In the end, however, nothing could keep stocks from rising: not the negative earnings surprises in high tech, which drove the S&P 500 down 9% and the NASDAQ down nearly 20% in the volatile June/July period, nor the warnings of "irrational exuberance" by Federal Reserve Chairman Alan Greenspan, which soured the global markets for two weeks in early December.

The performance of your Fund was driven by several factors, led by a relative underweighting in the telecommunications sector, specifically in the Regional Bell Operating Companies (RBOCs). A decision to focus the telecom exposure in long distance and foreign telecommunications companies benefited the Fund for much of the year, as the local operators underperformed the S&P 500. During the fourth quarter, however, we began to increase exposure to the RBOCs, given our belief that much of the competitive risk in the market was already reflected in stock prices. We initiated positions in BellSouth and Frontier, and increased our weighting in Bell Atlantic and NYNEX.

An underweighting in the U.S. electric utility sector also boosted performance for the year. Continued

^1 The Russell 1000 Index is comprised of the largest 1000 companies in the Russell 3000 Index. The Russell 2000 Index represents the smallest 2000 companies in the Russell 3000 Index.


                       6 - Scudder Growth and Income Fund
concerns over industry deregulation, competition, and nuclear power caused these stocks to be among the worst performers for the third year in a row. While domestic utilities languished, concentration in foreign utilities such as National Power and Powergen was a tremendous benefit. Like the RBOCs, however, valuations in domestic utilities are becoming more compelling, and we have been slowly increasing exposure to that group by initiating positions in Duke Power and Boston Edison. It is our belief that while uncertainty remains in the restructuring of the electric industry, the process is proceeding at an appropriate pace, with many states allowing utilities ample time to make the transition.

The Fund's health care weighting, concentrated in pharmaceuticals, also contributed strongly to Fund returns. Pharmaceuticals were up nearly 25% for the year thanks to holdings such as Warner Lambert, which gained 57% due to strong earnings momentum and the excitement over revenue enhancements from two new drugs to treat diabetes and high cholesterol. Other strong performers were Zeneca Group, a U.K. pharmaceutical holding company, Eli Lilly, and Bristol Myers. We trimmed holdings as the market strengthened, although the Fund's health care position remained in proportion to the S&P 500's health care weighting.

Financial stocks were also strong performers in 1996. Regional banks led the group, particularly in the latter half of the year as inflationary fears were quelled by evidence of a slowing and stable economy. Given the strong performance in banks, we have used the opportunity to trim holdings in

================================================================================
Higher Yields and Attractive Valuations
--------------------------------------------------------------------------------
                                             Fund      S&P 500
   Yield                                      2.4%       1.9%
   The Fund's dividend yields exceeded
   the market as measured by the S&P 500
--------------------------------------------------------------------------------
   Price-to-Earnings per share                13.7x      21.5x
   Valuations were also attractive            (1997
   compared to the S&P 500.                   estimates)
================================================================================

stocks such as CoreStates Financial and First Bank Systems. While we continue to find opportunities in banks, evidenced by a newly initiated position in BancOne, bank stocks have bounced back considerably from historically low valuations and are no longer cheap, particularly in the wake of rising consumer credit concerns.

Consumer staples holdings closed 1996 with mixed performance, resulting in a slight drag on the Fund's return. On the positive side, holdings benefited from a strong rally in the fourth quarter driven by positive price momentum in Avon Products, Clorox, and General Mills. Philip Morris and RJR Nabisco also rebounded nicely to return 29% and 31%, respectively, in the fourth quarter after a volatile year driven by tobacco litigation concerns.

For the first nine months of the year, many of the portfolio changes were concentrated in cyclical areas where we used attractive valuations in chemicals, paper, and retailing as an opportunity to increase holdings. In chemicals, we initiated a position in Eastman Chemical in the third quarter to take advantage of what we believed was a price decline and subsequently increased holdings in the fourth quarter. At the same time we increased

                       7 - Scudder Growth and Income Fund
positions in Allegheny Teledyne, Imperial Chemical, Louisiana Pacific, and Westvaco. Despite recession concerns, we believe that a possible threat of negative economic news is already reflected in the prices of these issues.

                        A Limited Exposure To Technology

Given the Fund's strict relative yield discipline, holdings in the technology area are minimal. Our exposure to technology was achieved by owning well-established, rapidly growing firms with above-average dividend yields. We include companies such as Rockwell (industrial automation and semiconductor systems), TRW (defense electronic and automotive safety sensors), and Philips Electronics (medical equipment and communications systems) in this category. Although these companies may never be the lead story in Wired magazine, we believe they offer capital appreciation potential with downside protection stemming from their high relative dividend yields, a feature that more glamorous technology issues typically do not provide.

And, finally, a word about Xerox, the Fund's largest holding. The stock's 18% gain for the year masks a drop in mid October when the company indicated third quarter earnings would be below consensus expectations. We took advantage of this price weakness and added to the Fund's position. The stock has fully recovered since its initial decline. Our fundamental thesis for Xerox remains intact, namely, that digital and other high-end color products will be the key to long-term growth and profitability at the company.

                       8 - Scudder Growth and Income Fund

          Scudder Growth and Income Fund: A Team Approach to Investing

Scudder Growth and Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Rob joined Scudder in 1990 and has 12 years of investment industry experience. Kathleen T. Millard, Portfolio Manager, has focused on strategy and stock selection since she joined Scudder and the team in 1991. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Ben joined Scudder in 1983 as a portfolio manager and the Fund in 1986. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Lori has worked in the investment industry since 1983 and at Scudder since 1993.

Your Portfolio Management Team: Robert T. Hoffman, Kathleen T. Millard, Benjamin
W. Thorndike and Lori J. Ensinger

                                  Looking Ahead

While we watch the endless stream of economic data and the trends in corporate profit growth, and remain cautious with respect to the current level of the stock market, we will not make large sector commitments based on financial market forecasts. We have seen, particularly in 1996, how expectations can shift overnight, only to come full circle in as short a time period. Rather than attempt to outguess the market, we remain focused on investing in attractively valued securities with premium dividend yields, which we believe is a superior strategy in any market environment.

Sincerely,
Your Portfolio Management Team

/s/Robert T. Hoffman          /s/Kathleen T. Millard
Robert T. Hoffman             Kathleen T. Millard

/s/Benjamin W. Thorndike      /s/Lori J. Ensinger
Benjamin W. Thorndike         Lori J. Ensinger

                       9 - Scudder Growth and Income Fund

                  Invesment Portfolio as of December 31, 1996

                                                                                 Principal               Market
                                                                                 Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  12/31/96 at 6.7%, to be repurchased at $3,143,170 on 1/2/97,
  collateralized by a $3,020,000 U.S. Treasury Note, 8.625%,                                          -----------
  8/15/97 (Cost $3,142,000) .................................................     3,142,000             3,142,000
                                                                                                      -----------
Commercial Paper 1.2%
-----------------------------------------------------------------------------------------------------------------
Financial
Other Financial Companies
Centric Funding Corp. 5.62%, 1/6/97 .........................................    15,000,000            14,988,292
Dresdner US Finance Inc., 5.62%, 1/2/97 .....................................    25,000,000            24,996,097
Prudential Funding Corp., 5.62% 1/8/97 ......................................    10,000,000             9,989,072
-----------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $49,973,461)                                                              49,973,461
-----------------------------------------------------------------------------------------------------------------

Corporate Bonds 0.2%
-----------------------------------------------------------------------------------------------------------------
Financial                                                                                             -----------
Siemens Capital Corp. with warrants, 8%, 6/24/02 (Cost $7,177,934) ..........     5,500,000             7,046,875
                                                                                                      -----------
Convertible Bonds 2.7%
-----------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.7%
Department & Chain Stores
Federated Department Stores, Inc., Debenture, 5%, 10/1/03 ...................    11,000,000            12,705,000
Home Depot Inc. Convertible until 10/1/2001, 3.25%, 10/1/01 .................    16,500,000            16,252,500
                                                                                                      -----------
                                                                                                       28,957,500
Health 0.1%                                                                                           -----------
Pharmaceuticals
Sandoz Capital BVI Ltd., Debenture, 2%, 10/6/02 .............................     5,810,000             6,245,750
                                                                                                      -----------

Financial 1.0%
Banks 0.4%
MBL International Finance Bermuda, 3%, 11/30/02 .............................    16,140,000            17,108,400
                                                                                                      -----------

Other Financial Companies 0.2%
First Financial Management Corp., Debenture, 5%, 12/15/99 ...................     4,560,000             8,014,200
                                                                                                      -----------

Real Estate 0.4%
Security Capital Corp., Debenture, 6.5%, 3/29/16 (b) (c) ....................    16,750,000            16,750,000
                                                                                                      -----------

Service Industries 0.5%
Miscellaneous Commercial Services
ADT Operations Inc. Liquid Yield Option Note, 7/6/10 ........................    24,000,000            15,510,000
Jardine Strategic Holdings Ltd., Debenture, 7.5%, 5/7/49 ....................     6,151,000             7,381,200
                                                                                                      -----------
                                                                                                       22,891,200
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.


                      10 - SCUDDER GROWTH AND INCOME FUND

                                                                                 Principal               Market
                                                                                 Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------
Durables 0.2%
Automobiles
Magna International, Inc., Debenture, 5%, 10/15/02 ..........................     6,700,000             7,688,250
                                                                                                      -----------

Manufacturing 0.1%
Diversified Manufacturing
Thermo Electron Corp., 4.25%, 1/1/03 ........................................     5,000,000             5,875,000
                                                                                                      -----------
Technology 0.1%
Electronic Data Processing
Silicon Graphics Inc., Debenture, 11/2/13 ...................................     7,500,000             3,946,875
-----------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $104,295,344)                                                           117,477,175
-----------------------------------------------------------------------------------------------------------------
                                                                                    Shares
-----------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.9%
-----------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.5%
Department & Chain Stores
K Mart 7.75% ................................................................       392,900            19,153,875
Health 0.0%                                                                                           -----------
Medical Supply & Specialty 0.0%
U.S. Surgical Corp. "A" Cum $2.20 ...........................................        25,000               956,250
Financial 0.2%                                                                                        -----------
Consumer Finance 0.0%
Advanta Corp. 6.75% .........................................................         7,500               303,750
Real Estate 0.2%                                                                                      -----------
Security Capital Industrial Trust "B", 7% ...................................       278,000             7,575,500
Manufacturing 0.6%                                                                                    -----------
Containers & Paper 0.1%
Boise Cascade Corp. "G", Cum $1.58 ..........................................        60,100             1,570,113
International Paper Co. 5.25% ...............................................        47,000             2,150,250
                                                                                                      -----------
                                                                                                        3,720,363
Industrial Specialty 0.3%                                                                             -----------
Cooper Industries, Inc. 6% ..................................................       606,300            11,747,063
Wholesale Distributors 0.2%                                                                           -----------
Alco Standard Corp. 6.50% ...................................................        96,100             9,177,550
Energy 0.3%                                                                                           -----------
Oil & Gas Production
Parker & Parsley Capital Corp., 6.25% .......................................       180,500            11,822,750
                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.


                      11 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------
Metals & Minerals 0.3%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ............................       500,000            13,875,000
-----------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $69,469,658)                                                  78,332,101
-----------------------------------------------------------------------------------------------------------------

Common Stocks 93.9%
-----------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.6%
Department & Chain Stores
J.C. Penney Co., Inc. .......................................................       745,600            36,348,000
May Department Stores .......................................................       520,100            24,314,675
Rite Aid Corp. ..............................................................     1,488,700            59,175,825
Sears, Roebuck & Co. ........................................................       715,300            32,993,202
                                                                                                     ------------
                                                                                                      152,831,702
                                                                                                     ------------
Consumer Staples 10.2%
Alcohol & Tobacco 3.7%
Anheuser-Busch Companies, Inc. ..............................................     1,030,400            41,216,000
Philip Morris Companies, Inc. ...............................................       761,300            85,741,413
RJR Nabisco Holdings Corp. ..................................................       788,580            26,811,720
                                                                                                     ------------
                                                                                                      153,769,133
                                                                                                     ------------
Consumer Electronic & Photographic Products 1.0%
Whirlpool Corp. .............................................................       903,700            42,135,013
                                                                                                     ------------
Food & Beverage 3.4%
General Mills, Inc. .........................................................       559,500            35,458,313
H.J. Heinz Co. ..............................................................     1,526,850            54,584,888
Unilever NV (New York shares) ...............................................       305,700            53,573,925
                                                                                                     ------------
                                                                                                      143,617,126
                                                                                                     ------------
Package Goods/Cosmetics 2.1%
Avon Products Inc. ..........................................................       220,500            12,596,063
Kimberly-Clark Corp. ........................................................       624,800            59,512,200
Tambrands Inc. ..............................................................       431,000            17,617,125
                                                                                                     ------------
                                                                                                       89,725,388
                                                                                                     ------------
Health 8.1%
Pharmaceuticals
American Home Products Corp. ................................................       705,800            41,377,525
Baxter International Inc. ...................................................     1,088,100            44,612,100
Bristol-Myers Squibb Co. ....................................................       511,800            55,658,250
Eli Lilly & Co. .............................................................        77,900             5,686,700

    The accompanying notes are an integral part of the financial statements.


                      12 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp. .......................................................        844,500            54,681,375
SmithKline Beecham PLC (ADR) ................................................        590,200            40,133,600
Warner-Lambert Co. ..........................................................        787,300            59,047,500
Zeneca Group PLC ............................................................      1,356,100            38,191,040
                                                                                                      ------------
                                                                                                       339,388,090
                                                                                                      ------------
Communications 6.9%
Telephone/Communications
Alltel Corp. ................................................................      1,239,600            38,892,450
Bell Atlantic Corp. .........................................................        641,500            41,537,125
BellSouth Corp. .............................................................        489,700            19,771,638
Frontier Corp. ..............................................................        996,100            22,536,763
GTE Corp. ...................................................................        990,000            45,045,000
Koninklijke PTT Nederland ...................................................        810,000            30,897,777
NYNEX Corp. .................................................................        773,700            37,234,313
Sprint Corp. ................................................................      1,058,100            42,191,738
Telecom Corp. of New Zealand ................................................      1,901,000             9,703,046
                                                                                                      ------------
                                                                                                       287,809,850
                                                                                                      ------------
Financial 19.1%
Banks 9.2%
AmSouth Bancorp. ............................................................        235,000            11,368,125
Argentaria Corporacion Bancaria de Espana ...................................        474,000            21,212,709
Banc One Corp. ..............................................................        668,700            28,754,100
BankAmerica Corp. ...........................................................        111,500            11,122,125
Bankers Trust New York Corp. ................................................        594,000            51,232,500
Chase Manhattan Corp. New ...................................................        607,400            54,210,450
CoreStates Financial Corp. ..................................................        877,800            45,535,875
First Bank System Inc. ......................................................        584,700            39,905,775
First Chicago NBD Corp. .....................................................        273,600            14,706,000
J.P. Morgan & Co., Inc. .....................................................        503,300            49,134,663
KeyCorp, New ................................................................        869,800            43,924,900
NationsBank Corp. ...........................................................        107,300            10,488,575
Nordbanken AB ...............................................................        128,500             3,891,113
                                                                                                      ------------
                                                                                                       385,486,910
                                                                                                      ------------
Insurance 2.6%
EXEL, Ltd. ..................................................................        916,000            34,693,500
Hartford Steam Boiler Inspection & Insurance Co. ............................        287,400            13,328,175

    The accompanying notes are an integral part of the financial statements.


                      13 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------
Lincoln National Corp. .......................................................      968,200            50,830,500
Mid Ocean Limited ............................................................      101,400             5,323,500
Transamerica Corp. ...........................................................       45,200             3,570,800
                                                                                                     ------------
                                                                                                      107,746,475
                                                                                                     ------------
Other Financial Companies 3.0%
Federal National Mortgage Association ........................................    1,044,400            38,903,900
Student Loan Marketing Association ...........................................      942,800            87,798,250
                                                                                                     ------------
                                                                                                      126,702,150
                                                                                                     ------------
Real Estate 4.3%
Avalon Properties, Inc. (REIT) ...............................................      217,100             6,241,625
Camden Property Trust (REIT) .................................................      338,500             9,689,563
Charles E. Smith Residential Realty, Inc. (REIT) .............................       73,800             2,158,650
Developers Diversified Realty Corp. ..........................................      224,700             8,341,988
Equity Residential Properties Trust (REIT) ...................................       28,100             1,159,125
General Growth Properties, Inc. (REIT) .......................................    1,588,600            51,232,350
Health Care Property Investment Inc. (REIT) ..................................      359,300            12,575,500
Mark Centers Trust (REIT) ....................................................       31,400               317,925
Meditrust SBI (REIT) .........................................................      468,400            18,736,000
Nationwide Health Properties Inc. (REIT) .....................................      604,800            14,666,400
Post Properties Inc. (REIT) ..................................................       61,900             2,491,475
Security Capital Corp. (b) (c) ...............................................       15,968            19,847,712
Security Capital Industrial Trust (REIT) .....................................      424,125             9,065,672
Security Capital US Realty (REIT) ............................................    1,205,788            15,434,086
Spieker Properties, Inc. .....................................................      150,000             5,400,000
Vornado Realty Trust (REIT) ..................................................       88,800             4,662,000
                                                                                                     ------------
                                                                                                      182,020,071
                                                                                                     ------------
Durables 7.3%
Aerospace 4.0%
Boeing Co. ...................................................................       30,634             3,258,692
Lockheed Martin Corp. ........................................................      472,328            43,218,012
Northrop Grumman Corp. .......................................................       71,000             5,875,250
Rockwell International Corp. .................................................      729,400            44,402,225
United Technologies Corp. ....................................................    1,093,800            72,190,800
                                                                                                     ------------
                                                                                                      168,944,979
                                                                                                     ------------
Automobiles 2.6%
Dana Corp. ...................................................................      994,700            32,452,088

    The accompanying notes are an integral part of the financial statements.


                      14 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------
Eaton Corp. ..................................................................     290,100             20,234,475
Ford Motor Co. ...............................................................   1,077,500             34,345,313
Genuine Parts Co. ............................................................     429,100             19,094,950
                                                                                                     ------------
                                                                                                      106,126,826
                                                                                                     ------------
Construction/Agricultural Equipment 0.7%
PACCAR, Inc. .................................................................     449,600             30,572,800
                                                                                                     ------------

Manufacturing 18.7%
Chemicals 5.8%
DSM NV .......................................................................     356,100             35,123,547
Dow Chemical Co. .............................................................     484,700             37,988,363
E.I. du Pont de Nemours & Co. ................................................     652,400             61,570,250
Eastman Chemical Co. .........................................................     852,100             47,078,525
Imperial Chemical Industries PLC .............................................   3,032,000             39,943,093
Lyondell Petrochemical Co. ...................................................     948,900             20,875,800
                                                                                                     ------------
                                                                                                      242,579,578
                                                                                                     ------------
Containers & Paper 1.6%
Bowater, Inc. ................................................................     502,900             18,921,613
Stone Container Corp. ........................................................   1,332,900             19,826,888
Westvaco Corp. ...............................................................     890,100             25,590,375
                                                                                                     ------------
                                                                                                       64,338,876
                                                                                                     ------------
Diversified Manufacturing 3.3%
Dresser Industries Inc. ......................................................     301,600              9,349,600
Olin Corp. ...................................................................   1,061,200             39,927,650
St. Joe Paper Co. ............................................................      93,100              6,051,500
TRW Inc. .....................................................................   1,666,200             82,476,900
                                                                                                     ------------
                                                                                                      137,805,650
                                                                                                     ------------
Electrical Products 2.7%
Philips Electronics NV .......................................................   1,487,800             60,283,630
Philips NV (New York shares) .................................................     387,700             15,508,000
Thomas & Betts Corp. .........................................................     830,800             36,866,750
                                                                                                     ------------
                                                                                                      112,658,380
                                                                                                     ------------
Industrial Specialty 0.4%
Corning Inc. .................................................................     320,300             14,813,875
                                                                                                     ------------
Machinery/Components/Controls 0.4%
S.K.F. AB "B" (Free) .........................................................     785,000             18,590,575
                                                                                                     ------------


    The accompanying notes are an integral part of the financial statements.


                      15 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------
Office Equipment/Supplies 3.1%
Xerox Corp. ..................................................................   2,470,400           130,004,800
                                                                                                    ------------
Specialty Chemicals 1.4%
ARCO Chemical Co. ............................................................     180,000             8,820,000
BetzDearborn Inc. ............................................................     613,800            35,907,300
Witco Corp. ..................................................................     458,200            13,975,100
                                                                                                    ------------
                                                                                                      58,702,400
                                                                                                    ------------
Technology 0.1%
Electronic Data Processing
Ceridian Corp.* ..............................................................     110,000             4,455,000
                                                                                                    ------------
Energy 7.6%
Oil & Gas Production 0.2%
Union Pacific Resources Group ................................................     265,771             7,773,802
                                                                                                    ------------
Oil Companies 7.2%
Exxon Corp. ..................................................................     294,800            28,890,400
Murphy Oil Corp. .............................................................     372,800            20,737,000
Pennzoil Co. .................................................................     475,600            26,871,400
Repsol SA (ADR) ..............................................................     484,000            18,452,500
Royal Dutch Petroleum Co. ....................................................     229,000            39,101,750
Societe Nationale Elf Aquitaine ..............................................     506,000            46,073,607
Texaco Inc. ..................................................................     234,900            23,049,563
Total SA "B" .................................................................     510,323            41,518,470
Total SA (ADR) ...............................................................     396,253            15,949,183
YPF S.A. "D" (ADR) ...........................................................   1,580,200            39,900,050
                                                                                                    ------------
                                                                                                     300,543,923
                                                                                                    ------------
Oil/Gas Transmission 0.2%
PanEnergy Corp. ..............................................................     218,000             9,810,000
                                                                                                    ------------
Metals & Minerals 2.3%
Steel & Metals
Allegheny Teledyne Inc. ......................................................   1,879,015            43,217,345
Freeport McMoRan Copper & Gold, Inc. "A" .....................................     542,590            15,260,344
J & L Specialty Steel, Inc. ..................................................   1,709,700            19,447,838
Phelps Dodge Corp. ...........................................................     268,400            18,117,000
                                                                                                    ------------
                                                                                                      96,042,527
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.


                      16 - SCUDDER GROWTH AND INCOME FUND

                                                                                                         Market
                                                                                   Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------
Construction 1.8%
Building Materials 0.3%
Martin Marietta Materials, Inc. ..............................................     488,449            11,356,439
                                                                                                   -------------
Forest Products 1.5%
Georgia Pacific Corp. ........................................................     470,400            33,868,800
Louisiana-Pacific Corp. ......................................................     461,900             9,757,638
Weyerhaeuser Co. .............................................................     364,500            17,268,188
                                                                                                   -------------
                                                                                                      60,894,626
                                                                                                   -------------
Transportation 2.2%
Airlines 0.3%
Delta Air Lines, Inc. ........................................................     172,448            12,222,252
                                                                                                   -------------
Railroads 1.9%
CSX Corp. ....................................................................     512,600            21,657,350
Canadian National Railway Co. ................................................     809,800            30,803,913
Norfolk Southern Corp. .......................................................     120,100            10,508,750
Union Pacific Corp. ..........................................................     313,800            18,867,225
                                                                                                   -------------
                                                                                                      81,837,238
                                                                                                   -------------
Utilities 6.0%
Electric Utilities
Boston Edison Co. ............................................................      81,100             2,179,563
CINergy Corp. ................................................................     494,500            16,503,938
CMS Energy Corp. .............................................................     227,600             7,653,050
China Light & Power Co., Ltd. (ADR) ..........................................   2,332,800            10,380,960
Duke Power Co. ...............................................................     119,900             5,545,375
National Power PLC ...........................................................     577,367             4,823,648
National Power PLC (GDR) .....................................................     239,500             8,113,063
PacifiCorp ...................................................................     740,000            15,170,000
Pacific Gas & Electric Co. ...................................................   1,773,200            37,237,200
PowerGen PLC .................................................................   5,112,000            50,059,989
PowerGen PLC (ADR) ...........................................................     970,200            38,322,900
Southern Company .............................................................     606,000            13,710,750
Texas Utilities Co., Inc. ....................................................     210,000             8,557,500
Unicom Corp. .................................................................   1,212,100            32,878,213
                                                                                                   -------------
                                                                                                     251,136,149
-----------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,837,247,293)                                                          3,932,442,603
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,071,305,690) (a)                                     4,188,414,215
-----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      17 - SCUDDER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
    * Non-income producing security.

  (a) The cost for federal income tax purposes was $3,068,594,400. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,119,819,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,138,883,535 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $19,063,720.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $36,597,712 (.87% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1996 aggregated $33,500,000. These securities may also have certain restrictions as to resale.

 (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1996 is as follows:


      Security                                       Acquisition Date              Cost ($)
      --------                                       ----------------              --------
      Security Capital Corp., Debenture,
       6.5%, 3/29/16                                      4/18/96                16,750,000
      Security Capital Corp.                              4/18/96                16,750,000

      Transactions in written call options on securities during the twelve months ended December 31, 1996 were:

                                                     Number of Contracts       Premiums Received ($)
                                                     -------------------       ---------------------
      Outstanding at December 31, 1995 ...............         --                       --
      Contracts written ..............................        500                   23,999
      Contracts expired ..............................       (500)                 (23,999)
      ---------------------------------------------------------------------------------------------
      Outstanding at December 31, 1996 ...............        --                        --
                                                           =======                   =======

    The accompanying notes are an integral part of the financial statements.


                      18 - SCUDDER GROWTH AND INCOME FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1996

 Assets
 ----------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $3,071,305,690) (Note A) ......    $4,188,414,215
                  Collateral held for securities loaned (Note A) ........................       258,790,700
                  Dividends and interest receivables ....................................        12,855,207
                  Receivable for investments sold .......................................        16,383,366
                  Receivable for fund shares sold .......................................         7,036,358
                  Receivable for foreign tax recoverable ................................         1,395,195
                  Foreign currency, at value (cost $1,022,226) ..........................         1,034,614
                  Other assets ..........................................................            20,224
                                                                                             --------------
                  Total assets ..........................................................     4,485,929,879
 Liabilities
 ----------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned (Note A) ..............................       258,790,700
                  Due to custodian bank .................................................           145,365
                  Payable for investments purchased .....................................        10,050,401
                  Payable for fund shares redeemed ......................................        27,128,682
                  Accrued management fee (Note C) .......................................         1,682,044
                  Other accrued expenses (Note C) .......................................         1,553,336
                  Other payables ........................................................            98,146
                                                                                             --------------
                  Total liabilities .....................................................       299,448,674
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $4,186,481,205
                  -----------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ...................................    $    6,401,797
                  Net unrealized appreciation on:
                     Investments ........................................................     1,117,108,525
                     Foreign currency related transactions ..............................            14,357
                  Accumulated net realized gain .........................................        70,381,341
                  Paid-in capital .......................................................     2,992,575,185
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $4,186,481,205
                  -----------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------
                  Net asset value, offering and redemption price per share
                  ($4,186,481,205 / 180,244,068 shares of capital stock
                  outstanding, $.01 par value, unlimited number of                          --------------
                  shares authorized) ....................................................           $23.23
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.


                      19 - SCUDDER GROWTH AND INCOME FUND

                             Statement of Operations

                          year ended December 31, 1996

 Investment Income
 ---------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $2,632,557) ............       $ 117,546,539
                  Interest ...........................................................           9,381,108
                                                                                             -------------
                                                                                               126,927,647
                  Expenses:
                  Management fee (Note C) ............................................       $  17,628,873
                  Services to shareholders (Note C) ..................................           8,105,791
                  Custodian and accounting fees (Note C) .............................             837,262
                  Trustees' fees and expenses (Note C) ...............................              38,083
                  Reports to shareholders ............................................             640,002
                  Legal ..............................................................              52,870
                  Auditing ...........................................................              53,529
                  Registration .......................................................             282,702
                  Other ..............................................................              99,531
                                                                                             -------------
                                                                                                27,738,643
                  ----------------------------------------------------------------------------------------
                  Net investment income                                                         99,189,004
                  ----------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment transactions
 ---------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ........................................................         212,888,290
                  Options ............................................................              23,999
                  Foreign currency related transactions ..............................            (170,703)
                                                                                             -------------
                                                                                               212,741,586
                  Net unrealized appreciation during the period on:
                  Investments ........................................................         415,531,437
                  Foreign currency related transactions ..............................              19,314
                                                                                             -------------
                                                                                               415,550,751
                  ----------------------------------------------------------------------------------------
                  Net gain on investment transactions                                          628,292,337
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 727,481,341
                  ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - SCUDDER GROWTH AND INCOME FUND

                       Statements of Changes in Net Assets


                                                                                        Years Ended December 31,
 Increase (Decrease) in Net Assets                                                       1996             1995
 ------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ........................................    $  99,189,004    $   78,522,376
                  Net realized gain from investment transactions ...............      212,741,586        63,930,236
                  Net unrealized appreciation on investment transactions
                    during the period ..........................................      415,550,751       546,323,308
                                                                                   --------------    --------------
                  Net increase in net assets resulting from operations .........      727,481,341       688,775,920
                                                                                   --------------    --------------
                  Distributions to shareholders from:
                  Net investment income ........................................      (95,258,805)      (78,569,568)
                                                                                   --------------    --------------
                  Net realized gains on investment transactions ................     (149,937,532)      (69,054,578)
                                                                                   --------------    --------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................    1,116,527,351       829,474,858
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................      224,992,117       133,306,288
                  Cost of shares redeemed ......................................     (698,530,847)     (434,428,526)
                                                                                   --------------    --------------
                  Net increase in net assets from Fund share transactions ......      642,988,621       528,352,620
                                                                                   --------------    --------------
                  Increase in net assets .......................................    1,125,273,625     1,069,504,394
                  Net assets at beginning of period ............................    3,061,207,580     1,991,703,186
                  Net assets at end of period (including undistributed
                    net investment income of $6,401,797 and $2,471,598,            --------------    --------------
                    respectively) ..............................................   $4,186,481,205    $3,061,207,580
                                                                                   --------------    --------------
 Other Information
 ------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares ...........................
                  Shares outstanding at beginning of period ....................      151,318,741       122,454,972
                                                                                   --------------    --------------
                  Shares sold ..................................................       51,282,565        45,610,829
                  Shares issued to shareholders in reinvestment of
                    distributions ..............................................        9,848,328         6,927,513
                  Shares redeemed ..............................................      (32,205,566)      (23,674,573)
                                                                                   --------------    --------------
                  Net increase in Fund shares ..................................       28,925,327        28,863,769

                                                                                   --------------    --------------
                  Shares outstanding at end of period ..........................      180,244,068       151,318,741
                                                                                   --------------    --------------

    The accompanying notes are an integral part of the financial statements.


                      21 - SCUDDER GROWTH AND INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended December 31,
                                     1996(d)    1995    1994    1993(b)    1992     1991    1990     1989    1988    1987
 -------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of       -------------------------------------------------------------------------------------
    period ........................  $20.23   $16.26   $17.24  $16.20    $15.76    $12.77  $14.14  $13.18   $12.31  $15.02
                                     -------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income ............     .60      .55      .49     .49       .57       .57     .65     .67      .60     .68
 Net realized and unrealized gain
    (loss) on investment
    transactions ..................    3.84     4.46     (.05)   2.01       .90      2.97   (1.01)   2.75      .86   (.07)
                                     -------------------------------------------------------------------------------------
 Total from investment operations..    4.44     5.01      .44    2.50      1.47      3.54    (.36)   3.42     1.46     .61
                                     -------------------------------------------------------------------------------------
 Less distributions from:
 Net investment income ............    (.57)    (.56)    (.51)   (.45)     (.53)     (.55)   (.67)   (.69)    (.59)   (.68)
 Net realized gains on investment
    transactions ..................    (.87)    (.48)    (.91)  (1.01)     (.50)       --    (.34)  (1.77)      --   (2.64)
                                     -------------------------------------------------------------------------------------
 Total distributions ..............   (1.44)   (1.04)   (1.42)  (1.46)    (1.03)     (.55)  (1.01)  (2.46)    (.59)  (3.32)
                                     -------------------------------------------------------------------------------------
 Net asset value,                    -------------------------------------------------------------------------------------
    end of period .................  $23.23   $20.23   $16.26  $17.24    $16.20    $15.76  $12.77  $14.14   $13.18  $12.31
                                     -------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------
 Total Return (%) .................   22.18    31.18     2.60   15.59      9.57     28.16   (2.33)  26.36    12.01    3.50
 Ratios and Supplemental Data
 Net assets, end of period
    ($ millions) ..................   4,186    3,061    1,992   1,624     1,166       723     491     490      402     392
 Ratio of operating expenses to
    average net assets (%) ........     .78      .80      .86     .86       .94(a)    .97     .95     .87      .92     .89
 Ratio of net investment income to
    average net assets (%) ........    2.77     3.10     2.98    2.93      3.60      4.03    5.03    4.47     4.63    4.24
 Portfolio turnover rate (%) ......    26.6     26.9     42.3    35.5      27.5      44.7    64.7    76.6     47.6    59.5
 Average commission rate ..........  $.0572   $ --     $ --    $ --      $ --      $ --    $ --    $ --     $ --    $ --
    paid (c)

 (a)The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992. If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992; exclusive of these charges the ratio would have been .92%.
 (b)Effective January 1, 1993, the Fund discontinued using equalization accounting.
 (c)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
 (d)Based on monthly average shares outstanding during the period.


                      22 - SCUDDER GROWTH AND INCOME FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote a call option on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.


                      23 - SCUDDER GROWTH AND INCOME FUND

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Security Lending. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made through the Fund's authorized agent to registered broker/dealers and are required to be collateralized by cash, U.S Government Securities or liquid high grade debt obligations in an amount at least equal to the market value plus accrued interest of the securities loaned. The collateral is invested, and a negotiated percentage of the interest earned is remitted to the Fund. This income is included as a component of interest income. At December 31, 1996, the Fund loaned securities with an aggregate market value of $252,770,463 which represents 6.0% of total net assets.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1996, amounted to $36,597,712 which represents .87% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii)purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                      24 - SCUDDER GROWTH AND INCOME FUND

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $1,489,158,420 and $965,117,003, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser") the Fund has agreed to pay the Adviser an amount equal to an annual rate of 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000, 0.45% on the next $1,000,000,000, and 0.425% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the


                      25 - SCUDDER GROWTH AND INCOME FUND
management fee, will be paid by the Adviser. For the year ended December 31, 1996, the fee pursuant to the Agreement amounted to $17,628,873, which was equivalent to an annual effective rate of .49% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $4,264,447, of which $453,051 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1996, the amount charged to the Fund by STC aggregated $2,482,721, of which $273,253 is unpaid at December 31, 1996

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $249,566 of which $23,174 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $38,083.


                      26 - SCUDDER GROWTH AND INCOME FUND

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Growth and Income Fund, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Growth and Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 14, 1997


                      27 - SCUDDER GROWTH AND INCOME FUND

                                Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $.733 per share from net long-term capital gains during its fiscal year ended December 31, 1996. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $191,399,782 as capital gain dividends for its fiscal year ended December 31, 1996.

For corporate shareholders, 98.88% of the income dividends paid during the Fund's year ended December 31, 1996 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                      28 - SCUDDER GROWTH AND INCOME FUND

                             Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

David S. Lee*
Vice President

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Bruce F. Beaty*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc

                      29 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
    Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      30 - Scudder Growth and Income Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
     For existing account services and transactions
       Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
       Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions
       Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
       Scudder Investor Relations -- 1-800-225-2470
                                     Investor.Relations@scudder.com

       Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
       Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

     To receive information about this discount brokerage service and to obtain an application
       Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
     The Scudder Funds
     P.O. Box 2291
     Boston, Massachusetts
     02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

       Boca Raton          Chicago        San Francisco
       Boston              New York

     For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

     For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses.

   Please read it carefully before you invest or send money. Celebrating Over 75 Years of Serving Investors

                      31 - Scudder Growth and Income Fund

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.